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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest

                         Event Reported): March 21, 2005

                        RADIATION THERAPY SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

                        Commission file number 000-50802

                 FLORIDA                               65-0768951
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     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)               Identification No.)

        2234 Colonial Boulevard, Fort Myers, Florida          33907
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          (Address of principal executive offices)          (Zip Code)

                                 (239) 931-7275
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On March 21, 2005, the Company entered into Amendment Agreement No. 3 to Third Amended and Restated Credit Agreement made and entered into as of March 21, 2005 among the Company, each Subsidiary Guarantor, Bank of America, N.A., as Administrative Agent and the Lenders party to the Credit Agreement (the "Third Amendment"). The Third Amendment amends the Company's senior secured credit facility to, among other things:

    . increase the revolving credit commitment under the credit facility to $140 million from $80 million.

    . readvance $1.75 million of the Term Loan A and to advance an additional $10,000,000 as part of the Term Loan A.

    . amend the maturity date of the Term Loan A to March 15, 2010 and amend the amortization schedule.

    . the existing Term Loan A has been expanded to $35 million from $25 million.

    . amend and restate the definition of "Applicable Margin Percentage" under the credit facility which reduces the overall interest rate spreads by 25 basis points.

    . amend the applicable Leverage Ratio to limit the Company's ratio to not being greater than 3.00 to 1.00 on the last day of each fiscal quarter for the four consecutive quarter period ending on such date.

    . amend the Capital Expenditure limitation to limit the Company's aggregate capital expenditure to $35,000,000 in any fiscal year.

    . add two new lenders, Carolina First Bank and International Bank of Miami, to the credit facility.

        Some of the lenders under the credit facility, or their respective affiliates, have provided commercial, investment banking and financial advisory services to the Company and its affiliates from time to time in the ordinary course of business. In particular, Wachovia Capital Markets, LLC, an affiliate of Wachovia Bank, National Association, Banc of America Securities LLC, an affiliate of Bank of America, N.A., and SunTrust Capital Markets, Inc., an affiliate of SunTrust Bank, each served as an underwriter of the Company's initial public offering. Wachovia Capital Markets, LLC also serves as the designated executive trading desk for the Company's senior executives. In addition, Wachovia Bank, National Association, serves as transfer agent and registrar for the Company's common stock.

        A copy of the Third Amendment is hereby incorporated by reference and attached as Exhibit 10.1 to this Form 8-K. The Company's press release dated March 21, 2005, announcing amendment of the credit facility is filed as Exhibit
99.1 to this Form 8-K.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

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ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits

             10.1 Amendment Agreement No. 3 to Third Amended and Restated Credit Agreement made and entered into as of March 21, 2005 among the Company, each Subsidiary Guarantor, Bank of America, N.A., as Administrative Agent and the Lenders party to the Credit Agreement.

             99.1 Press Release dated March 21, 2005 announcing amendment of senior secured credit facility.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                RADIATION THERAPY SERVICES, INC.

                                                By:     /s/ David Koeninger
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                                                           David Koeninger
                                                     Principal Financial Officer

Dated:  March 21, 2005

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